UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2019

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☒

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), on March 26, 2019 (the “Original Form 8-K”), on March 25, 2019, the Partnership completed its previously announced acquisition (the “Acquisition”) of all of the equity interests in Phillips Energy Partners, LLC, a Delaware limited liability company (“PEP I”), Phillips Energy Partners II, LLC, a Delaware limited liability company (“PEP II”), and Phillips Energy Partners III, LLC, a Delaware limited liability company (“PEP III”), pursuant to the Securities Purchase Agreement, dated as of February 6, 2019, by and among the Partnership, Kimbell Royalty Operating, LLC, a Delaware limited liability company, PEP I Holdings, LLC, a Delaware limited liability company, PEP II Holdings, LLC, a Delaware limited liability company, and PEP III Holdings, LLC, a Delaware limited liability company.

This amendment is filed to provide the combined historical financial statements of PEP I, PEP II and PEP III and the pro forma financial information of the Partnership giving effect to the Acquisition, as required by Item 9.01 of Form 8-K. Except as set forth below, the Original Form 8-K is unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited historical combined financial statements of PEP I, PEP II and PEP III, as of and for the years ended December 31, 2018 and 2017, together with the related notes to the financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Partnership giving effect to the Acquisition is filed as Exhibit 99.2 hereto and incorporated by reference herein:

•                  Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2019; and

•                  Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018.

(d) Exhibits.

Number	Description
23.1	Consent of Heard, McElroy & Vestal LLC, independent auditor to Phillips Energy Partners, LLC, Phillips Energy Partners II, LLC and Phillips Energy Partners III, LLC
99.1

Audited historical combined financial statements of Phillips Energy Partners, LLC, Phillips Energy Partners II, LLC and Phillips Energy Partners III, LLC, as of and for the years ended December 31, 2018 and 2017

99.2	Unaudited pro forma condensed combined financial statements of Kimbell Royalty Partners, LP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: June 7, 2019

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